LVIP Turner Mid-Cap Growth Fund (the “Fund”) Supplement Dated August 27, 2012 to the Summary Prospectus dated April 30, 2012, Supplemented July 1, 2012

This Supplement updates certain information in the Fund’s Summary Prospectus. You may obtain copies of the Fund’s Prospectus and Summary Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

The purpose of this Supplement is to describe important changes to the Fund. Effective September 21, 2012 the Fund will have a new name, sub-adviser, portfolio managers and investment strategy. Effective September 28, 2012, the Fund will add a risk portfolio management strategy employed by additional portfolio managers.

Change to the Fund’s Sub-Adviser:

Effective September 21, 2012, Columbia Management Investment Advisers, LLC will replace Turner Investments, L.P. as the sub-adviser to the Fund.

Change to the Fund’s Name:

Effective September 21, 2012, the name of the Fund shall be LVIP Columbia Small-Mid Cap Growth RPM Fund.

All references to the Fund’s name shall be revised accordingly.

Changes to the Fund’s Principal Investment Strategies and Principal Risks:

Effective September 21, 2012, the following replaces Principal Investment Strategies on page 2:

Under normal circumstances, the Fund will invest at least 80% of its assets in stocks of small and mid-cap companies (including, but not limited to, common stocks, preferred stocks and securities convertible into common or preferred stocks). The sub-adviser invests primarily in stocks of companies with a market capitalization, at the time of purchase, from $1 billion to $10 billion or within the range of the Russell 2500 Growth Index. As of May 31, 2012, the index reconstitution date, the market capitalization range of the Russell 2500 Growth Index was $101 million to $6.3 billion. The sub-adviser invests primarily in common stocks of companies that the sub-adviser believes have the potential for long-term, above-average earnings growth.

The sub-adviser may also invest up to 20% of the Fund’s total assets in foreign securities. The sub-adviser may invest directly in foreign securities or indirectly through depositary receipts.

Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies.

The sub-adviser may invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or developing new technologies.

The sub-adviser’s investment strategy may involve the frequent trading of portfolio securities. This may cause the Fund to incur higher transaction costs (which may adversely affect the Fund’s performance) and may increase taxable distributions for shareholders.

Effective September 28, 2012, the following is added to the Principal Investment Strategies on page 2:

The Fund’s adviser will also employ an actively managed risk-management overlay using up to 20% of the Fund’s net assets. This risk portfolio management strategy or “RPM strategy” consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility. The adviser selects individual futures contracts on equity indices of U.S. and foreign markets, as appropriate, that it believes will have prices that are highly correlated to the Fund’s equity exposure. The RPM strategy is separate and distinct from any riders or features of your insurance contract.

The adviser will regularly adjust the level of exchange-traded futures contracts to manage the Fund’s overall net risk level, i.e. volatility. “Volatility” in this context means variance in the Fund’s investment returns. Futures contracts can be purchased or sold by the adviser for less than their contract value, allowing an efficient use of Fund assets for the RPM strategy.

The adviser’s investment in exchange-traded futures and their resulting costs could limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. In situations of extreme market volatility, the exchange-traded futures could potentially reduce the Fund’s net economic exposure to equity securities to a substantial degree.

In addition to holding short positions in exchange-traded futures, where market volatility is below the adviser’s target volatility level, the adviser may periodically maintain a “long” position in futures to increase the overall level of economic exposure to equity securities. Under these circumstances, the adviser’s use of exchange-traded futures in the RPM strategy may increase the Fund’s economic exposure to equity securities up to a maximum of 110% of the Fund’s assets. As a result, the Fund may at certain times have leveraged exposure to equity securities. The Investment Company Act of 1940 (the “1940 Act”) and the rules and interpretations under the 1940 Act impose certain limitations on the Fund’s ability to use leverage. In addition, the adviser will segregate liquid assets or otherwise cover these transactions to mitigate risk.

Effective September 21, 2012, the following is added to Principal Risks on page 2:

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Small and Medium-Cap Companies Risk: Investing in the stock of medium and small-sized companies may involve greater risk than investing in larger companies. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than larger capitalization stocks. Medium and small company stocks may trade less frequently and in limited volume resulting in fluctuating net asset values of the Fund’s shares.

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Sector Risk: The Fund may invest significantly in the financial services sector. The Fund may be more susceptible to the particular risks of the financial services sector than if the Fund were invested in a wider variety of companies in unrelated industries.

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Convertible Securities Risk: Convertible securities are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk. The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

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Depositary Receipts Risks: Depositary receipts are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). Depositary receipts involve the risks of other investments in foreign securities, including risks associated with investing in the particular country, including the political, regulatory, economic, social and other conditions or events occurring in the country, as well as fluctuations in its currency. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

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Special Situations Risk: Securities of companies that are involved in an initial public offering or a major corporate event, such as a business consolidation or restructuring, may present special risk because of the high degree of uncertainty that can be associated with such events. Securities issued in initial public offerings often are issued by companies that are in the early stages of development, have a history of little or no revenues and may operate at a loss following the offering. It is possible that there will be no active trading market for the securities after the offering, and that the market price of the securities may be subject to significant and unpredictable fluctuations. Investing in special situations may have a magnified effect on the performance of funds with small amounts of assets.

—	Currency Risk: Currency risk is the risk that the U.S. dollar value of the Fund’s foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates.

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Active Trading Risk: The Fund pays transaction costs, such as brokerage commissions or dealer mark-ups, when it buys and sells securities (or “turns over” its portfolio). High portfolio turnover generally results in correspondingly greater expenses to the Fund and may adversely affect the Fund’s performance.

—	Medium-Cap Companies Risk is hereby removed.

—	Fund of Funds Risk is hereby removed.

Effective September 28, 2012, the following is added to Principal Risks on page 2:

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Leverage Risk: Investment in certain futures contracts may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on futures contracts may exceed the amount invested.

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Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

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Hedging Risk: Futures contracts held in short positions may not provide an effective hedge of the underlying securities or indices because changes in the prices of futures contracts may not track those of the securities or indices they are intended to hedge.

Changes to the Fund’s Sub-Adviser and Portfolio Managers:

Effective September 21, 2012 Columbia Management Investment Advisers, LLC is the Fund’s sub-adviser.

Effective September 28, 2012 Lincoln Investment Advisors Corporation Portfolio Managers will begin managing a portion of the Fund.

The following replaces Investment Adviser and Sub-Adviser on page 4:

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”)

Investment Sub-Adviser: Columbia Management Investment Advisers, LLC (“Columbia”)

LIA Portfolio Managers	Company Title	Experience w/ Fund

Kevin J. Adamson	Vice President, Chief Operating Officer	Since September 2012

David A. Weiss	Vice President, Chief Investment Officer	Since September 2012

Columbia Portfolio Managers	Company Title	Experience w/ Fund

Wayne M. Collette	Managing Director, Senior Portfolio Manager	Since September 2012

George J. Myers	Director, Senior Portfolio Manager	Since September 2012

Lawrence W. Lin	Vice President, Senior Portfolio Manager	Since September 2012

Brian D. Neigut	Vice President, Senior Portfolio Manager	Since September 2012

James King	Vice President, Senior Portfolio Manager	Since September 2012

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